Exhibit 10.10
MOTOROLA COMPENSATION/ACQUISITION PLAN OF 2000
(as amended through May 4, 2009)
     1. Purpose. The purposes of the Motorola Compensation/Acquisition Plan of 2000 (the “Plan”) are (i) to make awards to employees of Motorola, Inc. (“Motorola”) and its subsidiaries (excluding directors of Motorola and Officers, as defined below) in connection with Motorola’s recruiting and retention efforts and (ii) to furnish maximum incentive to those persons to improve operations and increase profits and to strengthen the mutuality of interest between those persons and Motorola’s stockholders by providing them stock options and other incentives.
     2. Administration. The Plan will be administered by a Committee (the “Committee”) of the Motorola Board of Directors consisting of two or more directors as the Board may designate from time to time, each of whom shall qualify as a “Non-Employee Director” within the meaning set forth in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any successor legislation. The Committee shall have the authority to determine the number of shares of Motorola common stock to be reserved for issuance under the Plan; to construe and interpret the Plan and any benefits granted thereunder; to establish and amend rules for Plan administration; to change the terms and conditions of options and other benefits at or after grant; and to make all other determinations which it deems necessary or advisable for the administration of the Plan. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of Motorola and its stockholders and in accordance with the purposes of the Plan. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members. The Committee may delegate the administration of the Plan, in whole or in part, on such terms and conditions as it may impose, to such other person or persons as it may determine in its discretion pursuant to section 157(c) of the Delaware General Corporation Law.
     3. Participants. Participants may consist of all employees of Motorola and its subsidiaries other than directors of Motorola and officers within the meaning of Rule 16a-1 of the Exchange Act (“Officers”). Any corporation or other entity in which a 50% or greater interest is at the time directly or indirectly owned by Motorola shall be a subsidiary for purposes of the Plan. Designation of a participant in any year shall not require the Committee to designate that person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider all factors that it deems relevant in selecting participants and in determining the type and amount of their respective benefits.
     4. Shares Available under the Plan. The Committee has the authority to determine from time to time the maximum numbers of shares of Motorola common stock reserved for issuance under the Plan. If there is (i) a lapse, expiration, termination or cancellation of any stock option or other benefit prior to the issuance of shares thereunder or (ii) a forfeiture of any shares of restricted stock or shares subject to stock awards prior to vesting, the shares subject to these options or other benefits shall be added to the shares available for benefits under the Plan. In addition, any shares retained by Motorola pursuant to a participant’s tax withholding election (other than shares used to satisfy any tax obligation upon the vesting of restricted stock or other stock awards), and any shares covered by a benefit which is settled in cash, shall be added to the shares available for benefits under the Plan. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by Motorola. The shares reserved for issuance and the limitations set forth above shall be subject to adjustment in accordance with Section 14 hereof. All of the available shares may, but need not, be issued pursuant to the exercise of incentive stock options. Notwithstanding anything else contained in this Section 4 the number of shares that may be issued under the Plan for benefits other than Stock Options, shall not exceed 10% of the shares authorized for issuance and reserved by the Committee as described in the Section 4 (subject to adjustment in accordance with Section 14 hereof).
     5. Types of Benefits. Benefits under the Plan shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Stock, Performance Units and Other Stock Awards, all as described below.
     6. Stock Options. Subject to the terms of the Plan, Stock Options may be granted to participants, at any time as determined by the Committee. The Committee shall determine the number of shares subject to each option and whether the option is an incentive stock option. The option price for each option shall be determined by the Committee but shall not be less than 100% of the fair market value of Motorola’s common stock on the date the option is granted. Each option shall expire at such time as the Committee shall determine at the time of grant. Options shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no option shall be exercisable later than the tenth anniversary of its grant. The option price, upon exercise of any option, shall be payable to Motorola in full by (a) cash payment or its equivalent, (b) tendering previously acquired shares (held for at least six months) having a fair market value at the time of exercise equal to the option price, (c) certification of ownership of such previously-acquired shares, (d) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to Motorola the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to Motorola, and (e) such other methods of payment as the Committee, at its discretion, deems appropriate. Notwithstanding any other provision of the Plan to the contrary, upon approval of the Company’s stockholders, the Committee may provide for, and the Company may implement, a one time only option exchange offer, pursuant to which certain outstanding Stock Options could, at the election of the person holding such Stock Option, be tendered to the Company for cancellation in exchange for the issuance of a lesser amount of Stock Options with a lower exercise price or other equity benefit as approved by the Committee, provided that such one time only option exchange offer is implemented within twelve months of the date of such stockholder approval.
     7. Stock Appreciation Rights. Stock Appreciation Rights (“SARs”) may be granted to participants at any time as determined by the Committee. An SAR may be granted in tandem with a Stock Option granted under this Plan or on a free-standing basis. The Committee also may, in its discretion, substitute SARs which can be settled only in stock for outstanding Stock Options granted after May 5, 2003, at any time when the Company is subject to fair value accounting. The grant price of a tandem or substitute SAR shall be equal to the option price of the related option. The grant price of a free-standing SAR shall be equal to the fair market value of Motorola’s common stock on the date of its grant. An SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines; provided, however, that the term shall not exceed the option term in the case of a tandem or substitute SAR or ten years in the case of a free-standing SAR and the terms and conditions applicable to a substitute SAR shall be substantially the same as those applicable to the Stock Option which it replaces. Upon exercise of an SAR, the participant shall be entitled to receive payment from Motorola in an amount determined by multiplying the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised. The payment may be made in cash or stock, at the discretion of the Committee, except in the case of a substitute SAR which may be made only in stock.
     8. Restricted Stock and Restricted Stock Units. Subject to the terms of the Plan, Restricted Stock and Restricted Stock Units may be awarded or sold to participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:
(a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or
(b) a requirement that the holder forfeit (or in the case of shares or units sold to the participant resell to Motorola at cost) such shares or units in the event of termination of employment during the period of restriction.
All restrictions shall expire at such times as the Committee shall specify.
     9. Performance Stock. Subject to the terms of the Plan, the Committee shall designate the participants to whom long-term performance stock (“Performance Stock”) is to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award. Each award of Performance Stock shall entitle the participant to a payment in the form of shares of common stock upon the attainment of performance goals and other terms and conditions specified by the Committee.
          Notwithstanding satisfaction of any performance goals, the number of shares issued under a Performance Stock award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. The Committee may, in its discretion, make a cash payment equal to the fair market value of shares of common stock otherwise required to be issued to a participant pursuant to a Performance Stock award.
     10. Performance Units. Subject to the terms of the Plan, the Committee shall designate the participants to whom long-term performance units (“Performance Units”) are to be awarded and determine the number of units and the terms and conditions of each such award. Each Performance Unit award shall entitle the participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

          Notwithstanding the satisfaction of any performance goals, the amount to be paid under a Performance Unit award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. The Committee may, in its discretion, substitute actual shares of common stock for the cash payment otherwise required to be made to a participant pursuant to a Performance Unit award.
     11. Other Stock Awards. In addition to the incentives described in Sections 6 through 10 above, and subject to the terms of the Plan, the Committee may grant other incentives payable in common stock under the Plan as it determines to be in the best interests of Motorola and subject to such other terms and conditions, as it deems appropriate.
     12. Performance Goals. Awards of Restricted Stock, Performance Stock, Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals, including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; price of Company Stock; return on net assets, equity or stockholders’ equity; market share; or total return to shareholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Extraordinary Items. Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.
     13. Change in Control. Except as otherwise determined by the Committee at the time of grant of an award, upon a Change in Control of Motorola, all outstanding Stock Options and SARs shall become vested and exercisable; all restrictions on Restricted Stock shall lapse; all performance goals shall be deemed achieved at target levels and all other terms and conditions met; all Performance Stock shall be delivered; all Performance Units shall be paid out as promptly as practicable; and all other Stock Awards shall be delivered or paid. A “Change in Control” shall mean:
     A Change in Control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act whether or not Motorola is then subject to such reporting requirement; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any “person” or “group” (as such terms are used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Motorola representing 20% or more of the combined voting power of Motorola’s then outstanding securities (other than Motorola or any employee benefit plan of Motorola; and, for purposes of the Plan, no Change in Control shall be deemed to have occurred as a result of the “beneficial ownership,” or changes therein, of Motorola’s securities by either of the foregoing), (b) there shall be consummated (i) any consolidation or merger of Motorola in which Motorola is not the surviving or continuing corporation or pursuant to which shares of common stock would be converted into or exchanged for cash, securities or other property, other than a merger of Motorola in which the holders of common stock immediately prior to the merger have, directly or indirectly, at least a 65% ownership interest in the outstanding common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Motorola other than any such transaction with entities in which the holders of Motorola Common Stock, directly or indirectly, have at least a 65% ownership interest, (c) the stockholders of Motorola approve any plan or proposal for the liquidation or dissolution of Motorola, or (d) as the result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets, proxy or consent solicitation (other than by the Board), contested election or substantial stock accumulation (a “Control Transaction”), the members of the Board immediately prior to the first public announcement relating to such Control Transaction shall thereafter cease to constitute a majority of the Board
     14. Adjustment Provisions.
          (a) If Motorola shall at any time change the number of issued shares of common stock by stock dividend or stock split, the total number of shares reserved for issuance under the Plan, and the number of shares covered by each outstanding award and the price therefor, if any, shall be equitably adjusted by the Committee, in its sole discretion.
          (b) Subject to the provisions of Section 13, the Board of Directors or the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.
          (c) In the event of any merger, consolidation or reorganization of Motorola with or into another corporation, other than a merger, consolidation or reorganization in which Motorola is the continuing corporation and which does not result in the outstanding common stock being converted into or exchanged for different securities, cash or other property, or any combination thereof, there shall be substituted, on an equitable basis as determined by the Committee in its discretion, for each share of common stock then subject to a benefit granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock of Motorola will be entitled pursuant to the transaction.
     15. Nontransferability. Each benefit granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the participant’s lifetime only by the participant or, in the event of disability, by the participant’s personal representative. In the event of the death of a participant, exercise of any benefit or payment with respect to any benefit shall be made only by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the benefit shall pass by will or the laws of descent and distribution.
     16. Taxes. Motorola shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan, after giving the person entitled to receive such payment or delivery notice and Motorola may defer making payment or delivery as to any award, if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion, subject to such rules as it may adopt, permit a participant to pay all or a portion of any required withholding taxes arising in connection with the exercise of a Stock Option or SAR or the receipt or vesting of shares hereunder by electing to have Motorola withhold shares of common stock, having a fair market value equal to the amount to be withheld.
     17. Duration, Amendment and Termination. No Incentive Stock Option shall be granted more than ten years after the date of adoption of this Plan by the Board of Directors; provided, however, that the terms and conditions applicable to any benefit granted on or before such date may thereafter be amended or modified by mutual agreement between Motorola and the participant, or such other person as may then have an interest therein. The Board of Directors or the Committee may amend the Plan from time to time or terminate the Plan at any time. However, no such action shall reduce the amount of any existing award or change the terms and conditions thereof without the participant’s consent.
     18. Fair Market Value. The fair market value of Motorola’s common stock at any time shall be determined in such manner as the Committee may deem equitable, or as required by applicable law or regulation.
     19. Other Provisions.
          (a) The award of any benefit under the Plan may also be subject to other provisions (whether or not applicable to the benefit awarded to any other participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the participant’s employment, requirements or inducements for continued ownership of common stock after exercise or vesting of benefits, forfeiture of awards in the event of termination of employment shortly after exercise or vesting, or breach of noncompetition or confidentiality agreements following termination of employment, or provisions permitting the deferral of the receipt of a benefit for such period and upon such terms as the Committee shall determine.
          (b) In the event any benefit under this Plan is granted to an employee who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan as they pertain to such individuals to comply with applicable law, regulation or accounting rules.
     20. Governing Law. The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Delaware (without regard to applicable Delaware principles of conflict of laws).
     21. Broad-Based Plan. The Plan is intended to be a broadly based plan under the rules of the New York Stock Exchange.

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